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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated July 12, 1996 appearing on page 20 of Unit Instruments, Inc.'s Annual Report on Form 10-K for the year ended May 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Price Waterhouse LLP
Costa Mesa, California
April 11, 1997